UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2019

FTD Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35901	32-0255852
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3113 Woodcreek Drive
Downers Grove, Illinois 60515
(Address of Principal Executive Offices) (ZIP Code)

Telephone: (630) 719-7800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share(1)	N/A(1)	N/A(1)

(1) On June 13, 2019, the NASDAQ Stock Market (“NASDAQ”) suspended trading of FTD Companies, Inc. common stock, par value $0.0001 per share (“common stock”).  NASDAQ intends on filing a Form 25-NSE with the U.S. Securities and Exchange Commission to delist the common stock from the NASDAQ Global Select Market. The delisting will be effective 10 days after the filing of the Form 25. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25-NSE.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

As previously disclosed, on June 3, 2019 (the “Petition Date”), FTD Companies, Inc. (the “Company”) and substantially all of its domestic subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions commencing cases under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors’ chapter 11 cases (together, the “Chapter 11 Cases”) are being jointly administered under the caption, In re FTD Companies, Inc., Case No. 19-11240 (LSS) (Bankr. D. Del.). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Amended and Restated Asset Purchase Agreement

On June 19, 2019, FTD, Inc. (“FTD Inc.”), a wholly-owned subsidiary of the Company, and certain other subsidiaries of the Company entered into an amended and restated stalking horse asset purchase agreement (the “A&R APA”) with Gateway Mercury Holdings, LLC, an affiliate of Nexus Capital Management LP, a California-based private equity sponsor (the “Purchaser”), to acquire the Company’s North America and Latin America florist and consumer business, including the ProFlowers business (the “Acquisition”).  The A&R APA amends and restates the previously-disclosed asset purchase agreement entered into among the same parties on June 2, 2019 (the “Original APA”).

The A&R APA, among other things, eliminates certain closing conditions and termination rights related to the finalization of the schedules to the Original APA and Purchaser providing evidence of financing (both of which occurred), and amends the mechanics of the purchase price adjustments set forth in the Original APA.  The A&R APA also narrows the definition of “Current Liabilities” to only those liabilities incurred after the filing of the Chapter 11 Cases. Pursuant to the terms and subject to the conditions in the A&R APA, the purchase price remains $95.0 million in cash, subject to customary adjustments (as clarified in the A&R APA). The A&R APA remains subject to certain closing conditions, including the entry of certain orders by the Bankruptcy Court and other customary closing conditions detailed in the A&R APA.

The A&R APA also remains subject to higher or better offers for the North America and Latin America florist and consumer business, including the ProFlowers business, as well as to approval of the Bankruptcy Court. The A&R APA includes a breakup fee of $2.14 million, a reduction from $2.3 million included in the Original APA, and continues to provide for reimbursement of up to $1.5 million of the Purchaser’s expenses, each of which is payable upon certain termination events in accordance with the terms of the A&R APA.

Closing will be held upon the fourth business day following satisfaction of the conditions set forth in the A&R APA. The Company will seek to close the transaction as soon as possible and in accordance with milestones agreed to with the lenders party to the Superpriority Secured Debtor-In-Possession Credit Agreement, dated June 5, 2019, by and among the Company, the Debtors party thereto as guarantors, such lenders and Bank of America, N.A. as Administrative Agent (the “DIP Lenders”).

The foregoing description of the A&R APA and the transactions contemplated thereby, including the Acquisition, is qualified in its entirety by the text of the A&R APA, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Personal Creations Asset Purchase Agreement

On June 23, 2019, Provide Creations, Inc. (“Provide Creations”), a wholly-owned subsidiary of the Company, and certain other subsidiaries of the Company entered into a stalking horse asset purchase agreement (the

“Personal Creations Asset Purchase Agreement”) with PlanetArt, LLC (the “Personal Creations Purchaser”), to acquire the Company’s Personal Creations personalized gifts business (the “Personal Creations Acquisition”).

Pursuant to the terms and subject to the conditions in the Personal Creations Asset Purchase Agreement, the purchase price is $18.1 million in cash, subject to customary adjustments. The Personal Creations Asset Purchase Agreement is subject to certain closing conditions, including certain orders being entered by the Bankruptcy Court and other customary closing conditions detailed in the Personal Creations Asset Purchase Agreement.

The Personal Creations Asset Purchase Agreement also remains subject to higher or better offers for the Personal Creations personalized gifts business, as well as to approval of the Bankruptcy Court. The Personal Creations Asset Purchase Agreement includes a breakup fee of $543,000 and provides for reimbursement of up to $181,000 of the Personal Creations Purchaser’s expenses, each of which is payable upon certain termination events in accordance with the terms of the Personal Creations Asset Purchase Agreement.

Closing will be held one business day following satisfaction of the conditions set forth in the Personal Creations Asset Purchase Agreement. The Company will seek to close the transaction as soon as possible and in accordance with milestones agreed to with the DIP Lenders.

The foregoing description of the Personal Creations Asset Purchase Agreement and the transactions contemplated thereby, including the Personal Creations Acquisition, is qualified in its entirety by the text of the Personal Creations Asset Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Gourmet Foods Asset Purchase Agreement

On June 23, 2019, Provide Commerce LLC (“Provide Commerce”), a wholly-owned subsidiary of the Company, entered into a stalking horse asset purchase agreement (the “Gourmet Foods Asset Purchase Agreement”) with Farids & Co., LLC, which is owned by Tariq Farid, founder of Edible Arrangements, LLC (the “Gourmet Foods Purchaser”), to acquire the Company’s Shari’s Berries online retail gourmet foods and food gifting business (the “Gourmet Foods Acquisition”).

Pursuant to the terms and subject to the conditions in the Gourmet Foods Asset Purchase Agreement, the purchase price is $5.0 million in cash, subject to customary adjustments. The Gourmet Foods Asset Purchase Agreement is subject to certain closing conditions, including certain orders being entered by the Bankruptcy Court and other customary closing conditions detailed in the Gourmet Foods Asset Purchase Agreement.

The Gourmet Foods Asset Purchase Agreement also remains subject to higher or better offers for the online retail gourmet foods and food gifting business, as well as to approval of the Bankruptcy Court. The Gourmet Foods Asset Purchase Agreement includes a breakup fee of $137,500 and provides for reimbursement of up to $125,000 of the Gourmet Foods Purchaser’s expenses, each of which is payable upon certain termination events in accordance with the terms of the Gourmet Foods Asset Purchase Agreement.

Closing will be held upon the third business day following satisfaction of the conditions set forth in the Asset Purchase Agreement. The Company will seek to close the transaction as soon as possible and in accordance with milestones agreed to with the DIP Lenders (as defined below).

The foregoing description of the Gourmet Foods Asset Purchase Agreement and the transactions contemplated thereby, including the Gourmet Foods Acquisition, is qualified in its entirety by the text of the Gourmet Foods Asset Purchase Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

On June 24, 2019, the Company issued a press release announcing entry into definitive asset purchase agreements for the sale of the Personal Creations and Shari’s Berries businesses.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional information is available on the Company’s restructuring website at www.FTDrestructuring.com. In addition, Bankruptcy Court filings and other information related to the Chapter 11 Cases are available on a separate website administered by the Company’s claims agent, Omni Management Group (“Omni”), at www.omnimgt.com/FTD, or by calling Omni representatives toll-free at 1-866-205-3144 or 1-818-906-8300 for calls originating outside of the U.S.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing. The filing of this Item 7.01 of this report shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, industry, financial condition, performance, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expectations about the timing and execution of the Company’s strategic transactions (including the contemplated sales of substantially all of the Debtors’ assets), the Company’s future financial condition and future business plans and expectations, including statements related to the effect of, and our expectations with respect to, the operation of our business, adequacy of financial resources and commitments, and the operating expectations during the pendency of the Chapter 11 Cases and impacts to its business related thereto. Potential factors that could affect such forward-looking statements include, among others, risks and uncertainties relating to the Chapter 11 Cases, including, but not limited to, the Company’s ability to obtain Bankruptcy Court approval of motions filed in the Chapter 11 Cases (including, but not limited to, the debtor-in-possession motion and the bidding procedures motion), the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s restructuring strategy; the conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the Company’s and the Debtors’ ability to consummate sales of substantially all of the Debtors’ assets consistent with the milestones set forth in the interim debtor-in-possession financing of the Bankruptcy Court and the terms and conditions of any such sales; the Company’s ability to implement operational improvement efficiencies; uncertainty associated with evaluating and completing any further strategic or financial alternative as well as the Company’s ability to implement and realize any anticipated benefits associated with any alternative that may be pursued; the consequences of the acceleration of our debt obligations; trading price and volatility of the Company’s common stock and the risks related to the Company’s upcoming delisting from Nasdaq and trading on the OTC Pink Market and the other factors disclosed in the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”), as updated from time to time in our subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. Except as required by law, we undertake no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. Based on the values for the Company’s businesses contemplated by the A&R APA, the Personal Creations Asset Purchase Agreement and the Gourmet Foods Asset Purchase Agreement referred to herein, the Company expects that existing Company stockholders will receive no recovery at the end of the Chapter 11 Cases, consistent with legal priorities.

Item 9.01                                           Financial Statements and Exhibits.

(d)                              Exhibits

Exhibit	Description
2.1	Amended and Restated Asset Purchase Agreement, dated June 19, 2019, by and between Gateway Mercury Holdings, LLC and FTD, Inc. and the other sellers party thereto*

10.1	Asset Purchase Agreement, dated June 23, 2019, by and between PlanetArt, LLC and Provide Creations, Inc. and the other sellers party thereto**

10.2	Asset Purchase Agreement, dated June 23, 2019, by and between Farids & Co., LLC and Provide Commerce LLC**

99.1	Press Release of FTD Companies, Inc., dated June 24, 2019

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the SEC upon request.

** Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTD COMPANIES, INC.

Dated: June 24, 2019	By:	/s/ Steven D. Barnhart
Name: Steven D. Barnhart
Title: Executive Vice President and Chief Financial Officer